                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 Current Report

                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934



Date of Report (Date of earliest event reported): September 27, 2001
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                        KEYCORP STUDENT LOAN TRUST 1999-A
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             (Exact Name of Registrant as Specified in its Charter)



          New York                    333-58073-01             36-7238740
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



c/o KeyBank USA, National Administration as Administrator, 800 Superior Avenue,
Attn: M. Frances Byrd, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code: (216) 828-9357
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                             Exhibit Index on Page  4
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Item 5. OTHER EVENTS


On September 27, 2001, the KeyCorp Student Loan Trust 1999-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending August 31, 2001, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7. EXHIBITS

Exhibit 99(a) - Certificateholder's Statement

Exhibit 99(b) - Noteholder's Statement



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 27, 2001




                          KeyCorp Student Loan Trust 1999-A,


                          By:  Bank One, National Association,
                               fka The First National Bank of Chicago,
                               not in its individual capacity but solely as
                               Eligible Lender Trustee on behalf of the Trust



                          By:             /s/ JEFFREY L. KINNEY
                               -------------------------------------------------
                                          Jeffrey L. Kinney
                                          Vice President



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                                  EXHIBIT INDEX


Exhibit



99(a) Certificateholder's Statement                                     5

99(b) Noteholder's Statement                                            7



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